                         AmeriCredit Automobile Receivables Trust 1996-C
                         Class A-1 5.574% Money Market Asset Backed Notes
                            Class A-2 Floating Rate Asset Backed Notes
                                Class A-3 6.40% Asset Backed Notes
                                 6.65% Asset Backed Certificates
                                      Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning: 03/01/97
Monthly Period Ending:    03/31/97

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
      A.   Beginning of period Aggregate Principal Balance                                                            $145,597,128
                                                                                                                      ------------
      B.   Purchase of Subsequent Receivables                                                                                    0
                                                                                                                      ------------
      C.   Monthly Principal Amounts
           (1) Collections on Receivables outstanding
                     at end of period                                                         4,434,172
                                                                                            -----------
           (2) Collections on Receivables paid off
                     during period                                                            1,385,818
                                                                                            -----------
           (3)  Receivables becoming Liquidated Receivables
                     during period                                                            1,937,803
                                                                                            -----------
           (4)  Receivables becoming Purchased Receivables
                     during period
                                                                                            -----------
           (5)  Cram Down Losses occurring during period
                                                                                            -----------
           (6)  Other Receivables adjustments                                                    (2,185)
                                                                                            -----------
           (7)   Less amounts allocable to Interest                                          (2,244,049)
                                                                                            -----------
           Total Monthly Principal Amounts                                                                               5,511,559
                                                                                                                      ------------
      D.   End of period Aggregate Principal Balance                                                                  $140,085,569
                                                                                                                      ------------
      E.   Pool Factor                                                                                                   80.049187%
                                                                                                                      ------------
II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                                 Class A-1   Class A-2    Class A-3       TOTAL
                                                                                 ---------   ---------    ---------       -----
      A.   Beginning of period Note Balance                                     $8,134,712  $79,999,680  $40,874,837  $129,009,229
                                                                                --------------------------------------------------
      B.   Noteholders' Principal Distributable Amount                           5,511,559            0            0     5,511,559
      C.   Noteholders' Accelerated Principal Amount                               191,279            0            0       191,279
      D.   Accelerated Payment Amount Shortfall                                  2,431,874            0            0     2,431,874
      E.   Note Prepayment Amount                                                        0            0            0             0
                                                                                --------------------------------------------------
      F.   End of period Note Balance                                                   $0  $79,999,680  $40,874,837  $120,874,517
                                                                                --------------------------------------------------
                                                                                --------------------------------------------------
      G.   Note Pool Factors                                                      0.000000%   99.999600%   99.999600%    71.576324%
                                                                                --------------------------------------------------
                                                                                --------------------------------------------------
                                                                     1

III.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:
      A.   Beginning of period Certificate Balance                                                                      $6,124,975
                                                                                                                      ------------
      B.   Certificateholders' Principal Distributable Amount                                                                    0
      C.   Certificateholders' Accelerated Principal Amount                                                                      0
      D.   Certificate Prepayment Amount                                                                                         0
                                                                                                                      ------------
      E.   End of period Certificate Balance                                                                            $6,124,975
                                                                                                                      ------------
                                                                                                                      ------------
      F.   Certificate Pool Factor                                                                                       99.999600%
                                                                                                                      ------------
                                                                                                                      ------------
IV.   RECONCILIATION OF PRE-FUNDING ACCOUNT:
      A.   Beginning of period Pre-Funding Account balance                                                                      $0
                                                                                                                      ------------
      B.   Purchase of Subsequent Receivables                                                                      0
                                                                                                         -----------
      C.   Investment Earnings                                                                                     0
                                                                                                         -----------
      D.   Investment Earnings Transfer to Collections Account                                                     0
                                                                                                         -----------
      E.   Payment of Mandatory Prepayment Amount                                                                  0
                                                                                                         -----------
                                                                                                                                 0
                                                                                                                      ------------
      F.   End of period Pre-Funding Account balance                                                                            $0
                                                                                                                      ------------
                                                                                                                      ------------
V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
      A.    Beginning of period Capitalized Interest  Account balance                                                            $0
                                                                                                                      ------------

      B.    Monthly Capitalized Interest Amount                                                                    0
                                                                                                         -----------
      C.    Investment Earnings                                                                                    0
                                                                                                         -----------
      D.    Investment Earnings Transfer to Collections Account                                                    0
                                                                                                         -----------
      E.   Payment of Overfunded Capitalized Interest Account                                                      0
                                                                                                         -----------
      F.   Payment of Remaining Capitalized Interest Account
                                                                                                         -----------
                                                                                                                                 0
                                                                                                                      ------------
      G.   End of period Capitalized Interest Account balance                                                                   $0
                                                                                                                      ------------
                                                                                                                      ------------
VI.   RECONCILIATION OF COLLECTION ACCOUNT:
      A.   Available Funds:
           (1) Collections on Receivables during period
                     (net of Liquidation Proceeds)                                                        $5,819,990
                                                                                                         -----------
           (2)  Liquidation Proceeds collected
                     during period                                                                           875,767
                                                                                                         -----------
           (3)  Purchase Amounts deposited in Collection
                          Account
                                                                                                         -----------
           (4) (a) Investment Earnings - Collection Account                                                   20,595
                                                                                                         -----------
                 (b) Investment Earnings - Transfer From Prefunding Account                                        0
                                                                                                         -----------
                 (c) Investment Earnings - Transfer From Capitalized Interest
                          Account                                                                                  0
                                                                                                         -----------
           (5) Collection of Supplemental Servicing Fees                                                      98,463
                                                                                                         -----------
           (6) Monthly Capitalized Interest Amount                                                                 0
                                                                                                         -----------
           (7) Mandatory Prepayment Amount
                                                                                                         -----------
           Total Available Funds                                                                                         6,814,815
                                                                                                                      ------------
      B.   Distributions:
           (1) Agent fees                                                                                      5,936
                                                                                                         -----------
           (2) Base Servicing Fee and Supplemental Servicing Fees                                            367,211
                                                                                                         -----------
           (3) Noteholders' Interest Distributable Amount
                       (a)        Class A - 1                                                                 41,564
                                                                                                         -----------
                       (b)        Class A - 2                                                                408,282
                                                                                                         -----------
                       (c)        Class A - 3                                                                217,999
                                                                                                         -----------
           (4) Noteholders' Principal Distributable Amount
                       (a)        Class A - 1                                                              5,511,559
                                                                                                         -----------
                       (b)        Class A - 2                                                                      0
                                                                                                         -----------
                       (c)        Class A - 3                                                                      0
                                                                                                         -----------
           (5) Certificateholders' Interest Distributable Amount                                              33,943
                                                                                                         -----------
           (6) Certificateholders' Principal Distributable Amount                                                  0
                                                                                                         -----------
           (7) Security Insurer Premiums                                                                      37,042
                                                                                                         -----------
           Total distributions                                                                                           6,623,536
                                                                                                                      ------------
      C.   Excess Available Funds  (or Deficiency Claim Amount)                                                            191,279
                                                                                                                      ------------
                                                                     2
      D.   Noteholders' Accelerated Principal Amount                                                                      (191,279)
                                                                                                                      ------------
      E.   Certificateholders' Accelerated Principal Amount
                                                                                                                      ------------
      F.   Deposit to Spread Account                                                                                            $0
                                                                                                                      ------------
                                                                                                                      ------------
VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
      A.   Excess Available Funds  (VI.C.)                                                                  $191,279
                                                                                                         -----------
      B.   Pro Forma Security Balance    (II.A.-II.B.+III.A.)                                            129,622,645
                                                                                                         -----------
      C.   Required Pro Forma Security Balance   (95% x (I.D.+IV.F.)                                     133,081,291
                                                                                                         -----------
      D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                                  (3,458,646)
                                                                                                         -----------
      E.   End of Period  Class A-1 Note Balance (before accel.princ. & accel. p. shortfall)               2,623,153
                                                                                                         -----------
      F.   Greater of D. or E.                                                                             2,623,153
                                                                                                         -----------
      G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                            $191,279
                                                                                                                      ------------
                                                                                                                      ------------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
      A.   Pro Forma Security Balance                                                                    129,622,645
                                                                                                         -----------
      B.   Required Pro Forma Security Balance                                                           133,081,291
                                                                                                         -----------
      C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                                  (3,458,646)
                                                                                                         -----------
      D.   End of Period  Class A-1 Note Balance
             (before accel. princ. & accel. princ. shortfall)                                              2,623,153
                                                                                                         -----------
      E.   Greater of C. or D.                                                                             2,623,153
                                                                                                         -----------
      F.   Excess Available Funds  (VI.C.)                                                                   191,279
                                                                                                         -----------
      G.   Investment Earnings on Collection Account                                                          20,595
                                                                                                         -----------
      H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                             $2,452,469
                                                                                                                      ------------
                                                                                                                      ------------
IX.   RECONCILIATION OF SPREAD ACCOUNT:
      A.   Beginning of period Spread Account balance                                                                  $11,516,802
                                                                                                                      ------------
      B.   Additions to Spread Account
           (1) Deposits from Collections Account    (VI. F.)                                                       0
                                                                                                         -----------
           (2) Investment Earnings                                                                            54,136
                                                                                                         -----------
           (3) Deposits Related to Subsequent Receivables Purchases                                                0
                                                                                                         -----------
           Total Additions                                                                                                  54,136
                                                                                                                      ------------
      C.   Spread Account balance prior to withdrawals                                                                  11,570,938
                                                                                                                      ------------
      D.   Requisite Amount of Spread Account
           (1) Initial Spread Account Deposit                                                             12,043,237
                                                                                                         -----------
           (2) Subsequent Spread Account Deposits                                                          3,706,707
                                                                                                         -----------
           (3) Total Initial & Subsequent Spread Account Deposits (1)+(2)                                 15,749,944
                                                                                                         -----------
           (4)  9% of end of period Aggregate Principal Balance                                           12,607,701
                                                                                                         -----------
           (5) $100,000                                                                                      100,000
                                                                                                         -----------
           (6) $3,500,000                                                                                  3,500,000
                                                                                                         -----------
           (7) End of period Note and Certificate Balance
                 (before accel. principal shortfall calc)                                                129,431,366
                                                                                                         -----------
           (8) Lesser of (6) or (7)                                                                        3,500,000
                                                                                                         -----------
           (9) Greater of (5) or (8)                                                                       3,500,000
                                                                                                         -----------
          (10)  Aggregate Principal Balance                                                              140,085,569
                                                                                                         -----------
          (11)  End of period Note and Certificate Balance
                  (before accel. principal shortfall calc)                                               129,431,366
                                                                                                         -----------
          (12) Line (10) less line (11)                                                                   10,654,203
                                                                                                         -----------
          (13) OC level     (12) / (10) ,   Maximum 11%                                                         7.61%
                                                                                                         -----------
          (14) 14% less OC level, if OC level is greater than 5%                                                6.39%
                                                                                                         -----------
          (15) Percent in (14)  x  End of period Aggregate Principal Balance                               8,951,468
                                                                                                         -----------
          (16)  15% of end of period Aggregate Principal Balance if Trigger Date
                                                                                                         -----------
           Requisite Amount of Spread Account (either
                         (3), (4), (9), (15) or (16) as applicable )                                                     8,951,468
                                                                                                                      ------------
      E.   Withdrawals from Spread Account
           (1) Priority First - Deficiency Claim Amount                                                            0
                                                                                                         -----------
           (2) Priority Second through Third
                                                                                                         -----------
           (3) Priority Fourth - Accelerated Payment Amount Shortfall                         2,452,469
                                                                                            -----------
                   Accelerated Payment Amount Shortfall in
                     Excess of Requisite Amount                                                            2,431,874
                                                                                                         -----------
           (4) Priority Fifth through Sixth
                                                                                                         -----------
           (5) Priority Seventh - to Servicer                                                                187,596
                                                                                                         -----------
           Total withdrawals                                                                                             2,619,470
                                                                                                                      ------------
      F.   End of period Spread Account balance                                                                         $8,951,468
                                                                                                                      ------------
                                                                                                                      ------------
                                                                     3
X.    PERFORMANCE TESTS:
      A.   Delinquency Ratio
           (1) Receivables with Scheduled Payment
                     delinquent more than 30 days
                     at end of period   (XI.)                                                            $13,996,845
                                                                                                         -----------
           (2) Purchased Receivables with Scheduled
                    Payment delinquent more than 30
                    days at end of period
                                                                                                         -----------
           (3) Beginning of period Principal Balance                                                     145,597,128
                                                                                                         -----------
           (4) Delinquency Ratio (1)+(2) divided by (3)                                                                      9.61%
                                                                                                                      ------------
           (5) Previous Monthly Period Delinquency Ratio                                                                     8.72%
                                                                                                                      ------------
           (6) Second previous Monthly Period Delinquency Ratio                                                             10.50%
                                                                                                                      ------------
           (7) Average Delinquency Ratio (4)+(5)+(6)
                    divided by 3                                                                                             9.61%
                                                                                                                      ------------
           (8) Compliance (Delinquency Test Failure is a
                      Delinquency Ratio equal to or greater than 14%)                                                       yes
                                                                                                                      ------------
      B.   Default Ratio
           (1) Receivables becoming Defaulted Receivables
                     during period                                                                        $1,524,166
                                                                                                         -----------
           (2) Purchased Receivables with Scheduled
                    Payment delinquent more than 30
                    days at end of period
                                                                                                         -----------
           (3) Beginning of period Principal Balance                                                     145,597,128
                                                                                                         -----------
           (4) Default Ratio (1)+(2) x 12 divided by (3)                                                                    12.56%
                                                                                                                      ------------
           (5) Previous Monthly Period Default Ratio                                                                        11.69%
                                                                                                                      ------------
           (6) Second previous Monthly Period Default Ratio                                                                 16.76%
                                                                                                                      ------------
           (7) Average Default Ratio (4)+(5)+(6)
                     divided by 3                                                                                           13.67%
                                                                                                                      ------------
           (8) Compliance (Default Test Failure is a
                      Default Ratio equal to or greater than 21%)                                                           yes
                                                                                                                      ------------
      C.   Net Loss Ratio
           (1)  Receivables becoming Liquidated Receivables
                     during period                                                                        $1,937,803
                                                                                                         -----------
           (2)  Purchased Receivables with Scheduled
                     Payment delinquent more than 30
                     days at end of period
                                                                                                         -----------
           (3)  Cram Down Losses occurring during period
                                                                                                         -----------
           (4)  Liquidation Proceeds collected
                     during period                                                                          (875,767)
                                                                                                         -----------
           (5) Beginning of period Principal Balance                                                     145,597,128
                                                                                                         -----------
           (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12
                      divided by (5)                                                                                          8.75%
                                                                                                                      ------------
           (7)  Previous Monthly Period Net Loss Ratio                                                                        9.80%
                                                                                                                      ------------
           (8)  Second previous Monthly Period Net Loss Ratio                                                                 8.61%
                                                                                                                      ------------
           (9)  Average Net Loss Ratio (6)+(7)+(8)
                      divided by 3                                                                                            9.05%
                                                                                                                      ------------
           (10) Compliance (Net Loss Test Failure is a
                       Net Loss Ratio equal to or greater than 12%)                                                          yes
                                                                                                                      ------------
XI.   DELINQUENCY:
      A.   Receivables with Scheduled Payment delinquent
           (1)      31-60 days                                                                           #     1,081   $10,095,661
                                                                                                         -----------  ------------
           (2)      61-90 days                                                                                   279     2,645,226
                                                                                                         -----------  ------------
           (3)      over 90 days                                                                                 126     1,255,958
                                                                                                         -----------  ------------
           Receivables with Scheduled Payment delinquent
               more than 30 days at end of period                                                              1,486   $13,996,845
                                                                                                         -----------  ------------
XII.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:
      A.   Beginning of period number of Receivables                                                                        14,255
                                                                                                                      ------------
      B.   Number of Subsequent Receivables Purchased                                                                            0
                                                                                                                      ------------
      C.   Number of Receivables becoming Liquidated
                  Receivables during period                                                                                    193
                                                                                                                      ------------
                                                                     4

      D.   Number of Receivables becoming Purchased
                  Receivables during period
                                                                                                                      ------------
      E.   Number of Receivables paid off during period                                                                        177
                                                                                                                      ------------
      F.   End of period number of Receivables                                                                              13,885
                                                                                                                      ------------
                                                                                                                      ------------
XIII. STATISTICAL DATA:
      A.   Weighted Average APR of the Receivables                                                                           20.35%
                                                                                                                      ------------
      B.   Weighted Average Remaining Term of the Receivables                                                                42.75
                                                                                                                      ------------
      C.   Average Receivable Balance                                                                                      $10,089
                                                                                                                      ------------
      D.    Aggregate Realized Losses                                                                                   $5,748,939
                                                                                                                      ------------

AmeriCredit Financial Services, Inc.

By:
        ------------------------------------
Name:   Daniel E. Berce
        ------------------------------------
Title:  Executive Vice-President
        ------------------------------------
        Chief Financial Officer & Treasurer
        ------------------------------------
Date:   April 3, 1997
        ------------------------------------

                                       5